Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of June 27, 2013 (this “Agreement”) is entered into among ExamWorks Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 11, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, the Lenders (by action of the Required Lenders) are willing to amend the Credit Agreement subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendments to Credit Agreement.

(a)     In Section 1.01 of the Credit Agreement, the definition of “Eurocurrency Base Rate” is amended by (i) inserting “denominated in Dollars or any Alternative Currency (except as expressly provided in clauses (ii) and (iii) below)” immediately after the first use of “Eurocurrency Rate Loan”, (ii) inserting “or the successor thereto if the British Bankers Association is no longer making a LIBOR Rate available” in subsection (a) immediately after “British Bankers Association LIBOR Rate” and before the parenthetical “(“BBA LIBOR”)”, (iii) by replacing each use of “BBA LIBOR” with “LIBOR” and (iv) by renumbering subsection (a) as subsection (a)(i) and adding new subsections (a)(ii) and (a)(iii) to read as follows:

(ii)     with respect to a Eurocurrency Rate Loan denominated in Australian Dollars, the rate per annum equal to (A) the average bid rate displayed at or about 10:30 a.m. (Melbourne, Australia time) on the first day of such Interest Period on the Reuters screen BBSY page (or such other page or commercially available source providing BBSY quotations as may be designated by the Administrative Agent from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period) or (B) if such rate is not available at such time for such term for any reason, the rate per annum determined by the Administrative Agent to be the arithmetic mean of the buying rates quoted to the Administrative Agent by three (3) Australian Reference Banks at or about 10:30 a.m. (Melbourne, Australia time) on the first day of such Interest Period (which buying rates must be for bills of exchange accepted by leading Australian banks which have a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, having a term equivalent to the number of months closest to such Interest Period)); and

(iii)     with respect to a Eurocurrency Rate Loan denominated in Canadian Dollars, the rate per annum equal to (A) the rate per annum, equal to the average of the annual yield rates applicable to Canadian Dollar banker’s acceptances at or about 10:00 a.m. (Toronto, Ontario time) two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent) on the “CDOR Page” (or any display substituted therefor) of Reuters Monitor Money Rates Service (or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be designated by the Administrative Agent from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closes to such Interest Period) or (B) if such rate is not available at such time for any reason, the Administrative Agent may substitute such rate with a reasonably acceptable alternative published interest rate that adequately reflects the all-in-cost of funds to the Administrative Agent for funding such Credit Extension; and

(b)     In Section 1.01 of the Credit Agreement, the definition of “Excluded Taxes is amended by deleting the “and” before (d) and adding “and (e) any U.S. federal withholding taxes imposed under FATCA” at the end thereof.

(c)     In Section 1.01 of the Credit Agreement, the definition of “Guarantors” is amended in its entirety to read as follows:

“Guarantors” means (a) each Domestic Subsidiary of the Borrower identified as a “Guarantor” on the signature pages hereto, (b) each other Person that joins as a Guarantor pursuant to Section 7.12 or otherwise, (c) with respect to (i) obligations under any Treasury Management Agreement between any Loan Party and any Lender (or Affiliate of a Lender) and obligations under any Swap Contract between any Loan Party and any Lender (or Affiliate of a Lender) , the Borrower, and (ii) the payment and performance by each Specified Loan Party of its obligations under the Guaranty with respect to all Swap Obligations, the Borrower and (d) the successors and permitted assigns of the foregoing.

(d)     In Section 1.01 of the Credit Agreement, the definition of “Interest Period” is amended by adding “(as is available in the applicable currency)” immediately after the word “thereafter”.

(e)     In Section 1.01 of the Credit Agreement, the definition of “Loan Documents” is amended by inserting “any Autoborrow Agreement” after “the Collateral Documents,” and before “the Administrative Agent Fee Letter”.

(f)     In Section 1.01 of the Credit Agreement, the definition of “Obligations” is amended by inserting “; provided, that Obligations of a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor” in the second sentence at the end of clause (a).

(g)     In Section 1.01 of the Credit Agreement, the following new defined terms are inserted in the appropriate alphabetical order:

(i)     “Autoborrow Agreement” has the meaning specified in Section 2.04(g).

(ii)    “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

(iii)   “Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

(iv)   “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Loan Document by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 hereof and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or security interest becomes illegal.

(v)    “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(vi)   “IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

(vii)  “Master Agreement” has the meaning specified in the definition of “Swap Contract”.

(viii) “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

(ix)    “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualified at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(x)     “Sanctions” means any international economic sanction administered or enforced by the United States government (including, without limitation, OFAC) the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

(xi)    “Specified Loan Party” has the meaning specified in Section 4.08.

(xii)   “Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(h)     Section 1.03(b) of the Credit Agreement is amended by adding the parenthetical “(including the adoption of IFRS)” immediately after the first use of the word “GAAP” in the second sentence.

(i)     Section 2.04 of the Credit Agreement is amended by adding a new subsection (g) to read as follows:

(g)     Autoborrow Arrangement. In order to facilitate the borrowing of Swing Line Loans, the Borrower and the Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an autoborrow agreement in form and substance satisfactory to the Swing Line Lender and the Administrative Agent (the “Autoborrow Agreement”) providing for the automatic advance by the Swing Line Lender of Swing Line Loans under the conditions set forth in the Autoborrow Agreement in an amount not to exceed the Swing Line Sublimit. At any time an Autoborrow Agreement is in effect, Borrowings of Swing Line Loans under the Autoborrow Agreement shall be made in accordance with the Autoborrow Agreement. For purposes of determining the Total Revolving Outstandings at any time during which an Autoborrow Agreement is in effect, the Outstanding Amount of all Swing Line Loans shall be deemed to be the sum of the Outstanding Amount of Swing Line Loans at such time plus the maximum amount available to be borrowed under such Autoborrow Agreement at such time. So long as an Autoborrow Agreement is in place, the Borrower shall be deemed to have delivered a Request for Credit Extension with respect to such Swing Line Loan.

(j)     Section 2.05(a)(ii) of the Credit Agreement is amended by adding the following at the end thereof:

Notwithstanding the foregoing, at any time an Autoborrow Agreement is in effect, Swing Line Loans shall be prepaid at such times, in such amounts and with such notice (if any) as provided in such Autoborrow Agreement.

(k)     Section 2.09 of the Credit Agreement is amended by adding a new subsection (c) to read as follows:

(c)     Autoborrow Agreement. The Borrower shall pay the Swing Line Lender the fees set forth in the Autoborrow Agreement.

(l)     Section 3.01 of the Credit Agreement is amended by adding a new subsection (e)(ii)(C) to read as follows:

(C)     if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(m)     Section 4.01 is amended by adding “(i)” in the second paragraph immediately before “an aggregate amount” and by adding the following clause to the end of the second paragraph thereof:

“and (ii) the Obligations of a Guarantor that are guaranteed under this Guaranty shall exclude any Excluded Swap Obligations with respect to such Guarantor.

(n)     Article IV of the Credit Agreement is amended by adding a new Section 4.08 to read as follows:

4.08     Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each applicable Loan Party under this Section 4.08 shall remain in full force and effect until such time as the Obligations (other than contingent indemnification obligations that survive the termination of this Agreement) have been paid in full and the Commitments have expired or terminated. Each Loan Party intends this Section 4.08 to constitute, and this Section 4.08 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

(o)     Article VI of the Credit Agreement is amended by adding a new Section 6.22 to read as follows:

6.22     OFAC.

Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions, nor is the Borrower or any Subsidiary located, organized or resident in a Designated Jurisdiction.

(p)     Section 8.16(b) of the Credit Agreement is amended by adding a new clause (viii) to read as follows:

its obligations existing or arising under any Swap Contract permitted by Section 8.03(d)

(q)     Article VIII of the Credit Agreement is amended by adding a new Section 8.17 to read as follows:

8.17     Sanctions.

Directly or indirectly, use the proceeds or any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities or business with any individual or entity, or in any Designated Jurisdiction that, at the time of such funding, is the subject of any Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Lead Arranger, Administrative Agent, L/C Issuer, Swing Line Lender or otherwise) of Sanctions.

(r)     Section 9.03 of the Credit Agreement is amended by adding the following sentence at the end of the final paragraph to read as follows:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

(s)     Section 11.01 of the Credit Agreement is amended by adding “and any Autoborrower Agreement” in the second proviso after “(i) the Fee Letter” and before “may be amended”.

3.     Conditions Precedent. Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

4.     Miscellaneous.

(a)     The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The Loan Parties hereby confirm and agree that all Liens now or hereafter held by the Administrative Agent for the benefit of the holders of the Obligations as security for payment thereof remain in full force and effect and are unimpaired by this Agreement.

(b)     Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents as modified hereby and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents except as expressly set forth herein.

(c)     The Loan Parties hereby represent and warrant as follows:

(i)     Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)     This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)     The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date or have been previously updated or amended and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Agreement, which constitutes a Default or an Event of Default.

(e)     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)     Each of the parties hereto hereby agrees that this Amendment shall be deemed to be, and is, a Loan Document.

(g)     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                       EXAMWORKS GROUP, INC.,

a Delaware corporation

By:   /s/J. Miguel Fernandez de Castro

Name: J. Miguel Fernandez de Castro

Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

GUARANTORS:                                  EXAMWORKS, INC., a Delaware corporation

By:   /s/J. Miguel Fernandez de Castro

Name: J. Miguel Fernandez de Castro

Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

IME SOFTWARE SOLUTIONS, LLC,

a Michigan limited liability company

EXAMWORKS REVIEW SERVICES, LLC,

a Delaware limited liability company

EXAMWORKS EVALUATIONS OF NEW YORK,

LLC, a New York limited liability company

MEDICOLEGAL SERVICES, LLC,

a Delaware limited liability company

IME RESOURCES, LLC,

a Delaware limited liability company

CredentialMed, LLC,

a Delaware limited liability company

ISALUS, LLC,

a Delaware limited liability company

By: ExamWorks, Inc., its sole member

By:   /s/J. Miguel Fernandez de Castro

Name: J. Miguel Fernandez de Castro

Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

EXAMWORKS CANADA, INC., a Delaware corporation

EXAMWORKS EUROPE, INC., a Delaware corporation

FLORIDA MEDICAL SPECIALISTS, INC.,

a New Jersey corporation

MARQUIS MEDICAL ADMINISTRATORS, INC.,

a New York corporation

SOUTHWEST MEDICAL EXAMINATION SERVICES, INC.,

a Texas corporation

PACIFIC BILLING SERVICES, INC.,

a Texas corporation

DIAGNOSTIC IMAGING INSTITUTE, INC.,

a Texas corporation

NETWORK MEDICAL REVIEW COMPANY,

LTD., an Illinois corporation

MES GROUP, INC.,

a Michigan corporation

MEDICAL EVALUATION SPECIALISTS, INC.,

a Michigan corporation

MEDICAL EVALUATION SPECIALISTS,

a California corporation

LONE STAR CONSULTING SERVICES, INC.,

a Texas corporation

MES MANAGEMENT SERVICES, INC.,

a New York corporation

MLS GROUP OF COMPANIES, INC.,

a Michigan corporation

EXAMWORKS AP, INC.,

a Delaware corporation

NEXWORKS GROUP, INC.,

a Delaware corporation

NEXWORKS CORPORATION,

a Delaware corporation

VERITY ADMINISTRATORS, INC.,

a Delaware corporation

By:   /s/J. Miguel Fernandez de Castro

Name: J. Miguel Fernandez de Castro

Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

RICWEL OF WEST VIRGINIA, LLC,

a West Virginia limited liability company

By: ExamWorks, Inc., its sole member and manager

By:   /s/J. Miguel Fernandez de Castro

Name: J. Miguel Fernandez de Castro

Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

DDA MANAGEMENT SERVICES, LLC,

a New York limited liability company

By: Lone Star Consulting Services, Inc., its sole member

By:   /s/J. Miguel Fernandez de Castro

Name: J. Miguel Fernandez de Castro

Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

ADMINISTRATIVE

AGENT:                                                 BANK OF AMERICA, N.A.,

as Administrative Agent

By:     /s/Anthea Del Bianco

Name: Anthea Del Bianco

Title: Vice President

LENDERS:                                             BANK OF AMERICA, N.A.,

as a Lender, Swing Line Lender and L/C Issuer

By:     /s/E. Mark Hardison

Name: E. Mark Hardison

Title:   Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,

as a Lender

By:     /s/R. Hanes Whiteley

Name: R. Hanes Whiteley

Title:   Duly Authorized Signatory

FIFTH THIRD BANK,

as a Lender

By:     /s/Philip Renwick

Name: Philip Renwick

Title:   Vice President

SUNTRUST BANK,

as a Lender

By:     /s/Mary E. Coke

Name: Mary E. Coke

Title:   Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:     /s/William B. Nixon

Name: William B. Nixon

Title:   Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Lender

By:     /s/Mikhail Faybusovich

Name: Mikhail Faybusovich

Title:   Authorized Signatory

By:     /s/Tyler R. Smith

Name: Tyler R. Smith

Title:   Authorized Signatory

BARCLAYS BANK PLC,

as a Lender

By:     /s/Nicholas Versandi

Name: Nicholas Versandi

Title:   Assistant Vice President

COMMUNITY & SOUTHERN BANK,

as a Lender

By:     /s/Thomas A. Bethel

Name: Thomas A. Bethel

Title:   Director of Corporate Banking

GOLDMAN SACHS BANK USA,

as a Lender

By:     /s/Michelle Latzoni

Name: Michelle Latzoni

Title:   Authorized Signatory